UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08535

Light Revolution Fund, Inc.

(Exact name of registrant as specified in charter)

704 Court A, Tacoma, Washington         98402

 (Address of principal executive offices)  (Zip code)

Henry Hewitt

Light Revolution Fund, Inc.

704 Court A, Tacoma, Washington         98402

(Name and address of agent for service)

Registrant's telephone number, including area code: (888) 463-3957

Date of fiscal year end: October 31, 2003

Date of reporting period: October 31, 2003

Item 1.  Reports to Stockholders.

[Graphic Omitted]

LIGHT REVOLUTION FUND

ANNUAL REPORT

OCTOBER 31, 2003

LIGHT REVOLUTION FUND

Light Revolution Fund

Annual Report

November 11, 2003

One year ago, the Nasdaq was scraping along its bottom, barely above 1100, having descended from the dizzying heights of 5000 set three years before.  Fortunately, the world did not end.  Even though the Iraqi invasion in March of this year kept the Bulls at bay, the market never got below the October 2002 readings, which were bad enough, nearly 80 percent below the peak.

The last time a major market took such a beating was the catastrophe of 1929 to 1933 when the Dow lost 90 percent of its peak price.  The aftermath of that sorry chapter led to the Great Depression.  However, this time it is different.  Not because human nature has advanced, witness our woes in the Middle East, but because money itself is different, thanks to the coming of the information age.

Money is no longer a pile of gold bars or coins (even though the price of that barbarous relic has just reached a seven year high) or paper thought to be backed by gold.  Money is now a swarm of electrons, and so a handful of central planners (ie, the Federal Reserve) cannot lock away the supply as they did in the 1930s, a mistake that led to years of suffering and misery.

This time around we are not in a depression and so the rally begun this year likely has a lot further to go.  Indeed, even during the so-called Great Depression, the Dow put in its best year ever in 1933, closing up 66 percent and up 100 percent from the ultimate low.  Better still, the next three years were up, up another 80 percent before the downturn in 1937.   Of course, you say, what does 1933 have to do with today?  Not much, except that things are better now.  The world is welcoming the economies of China, India and Russia into the fold now, whereas in the 1930s the world was erecting trade barriers and doing everything in its power to curtail trade.

No one knows where this market is going, but the recovery is underway.  So far, speculative and small cap issues are leading the way in what may already be getting a bit frothy.  However, the quality companies, those like Dell, Intel and Cisco that make money and lead the way should be expected to re-emerge as leaders as the rest of the world makes its way into the information revolution.   Already there are 250 million cell phone users in China and the number is expected to double in four years as 5 million subscribers come on board each month.  Under the circumstances, does it make sense to sit out the next inning?  We think not.  Stick with quality and wait for the earnings to grow.

2003 Annual Report  1

LIGHT REVOLUTION FUND

Management's Discussion of Fund Performance

Though the Light Revolution Fund's performance trailed the Nasdaq and the Nasdaq 100 it exceeded the S&P 500 by a substantial margin for the year ended October 31, 2003.   Please see page three of the Annual Report for complete standardized performance information.  The extraordinary returns generated by the Nasdaq and technology shares in particular were in large part a reaction to the extremely low levels reached in October 2002 following the worst bear market since the great depression.

The Nasdaq lost nearly 80 percent of its value from the peak of March 2000 when the dot-com bubble popped (reaching nearly 1100 on October 9, 2002).   It is often the case, following periods of extreme duress, that the best returns accrue to the shares of the most beaten down companies, that is, the most speculative companies, the ones that did not go broke during the downturn.  This recovery has followed that pattern.

The Light Revolution Fund's holdings typically belong to profitable, large cap companies, sharing similar characteristics, such as liquidity, capitalization and financial viability, with the companies that make up the S&P 500.  Our Fund currently does not have holdings of small cap companies without earnings or the liquidity offered by large cap companies.   During the past year, those more speculative issues were the companies that performed the best as reflected in the returns generated by the Nasdaq.

It should be noted that the Dow Industrials, which lost roughly 90 percent of its value from 1929 to 1932, gained 66 percent in the first recovery year, which was 1933.   One should not be surprised to see further gains in this market.  However, going forward, one should expect earnings rather than speculation to be rewarded.

Sincerely,

/s/ Henry Hewitt

Henry Hewitt

Fund Manager

Past performance is no guarantee of future results.  Mutual fund investing involves risk; loss of principle is possible.  The fund may be subject to a higher degree of market risk than a diversified fund because of its concentration in a specific industry or sector area.  Opinions expressed are those of Henry Hewitt and are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

2003 Annual Report  2

LIGHT REVOLUTION FUND

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2003

    Since

1 Year

3 Year

Inception

Light Revolution Fund

33.23%

-17.34%

-3.36%

NASDAQ-100 Shares Index

43.30%

-23.90%

-9.94%

S&P 500

20.79%

-8.33%

-4.21%

$20,000
$15,000
$10,000
$5,000
$0
$8,619
$8,297
$6,346
Light Revolution Fund
S&P 500 Index
Nasdaq 100 Index
Jun-99
Oct-99
Apr-00
Oct-00
Apr-01
Oct-01
Apr-02
Oct-02
Apr-03
Oct-03

This chart assumes an initial investment of $10,000 made on 6/29/99 (commencement of operations).  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The NASDAQ-100 Index is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the NASDAQ.

The S&P 500 Index is an index of an unmanaged group of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund.  Without such waivers and reimbursements returns would be lower.

2003 Annual Report  3

LIGHT REVOLUTION FUND

LIGHT REVOLUTION FUND
Schedule of Investments
October 31, 2003

Shares		Market Value

COMMON STOCK - 98.26%

Banks - 1.58%
1,985	The Bank of New York Co., Inc.	$ 61,912

Broadcast & Cable TV - 2.79%
1,654	Cox Communications, Inc. *	56,352
5,262	Liberty Media Corp. *	53,094
		109,446

Business Services - 1.23%
1,365	Fiserv, Inc. *	48,212

Communication Equipment - 4.02%
14,387	Corning Incorporated *	157,969

Communication Services - 7.36%
850	Affiliated Computer Services *	41,591
915	Alltel Corp.	43,252
2,583	NTT Do Co Mo, Inc.	56,619
4,214	Nextel Communications *	101,599
1,458	UT StarCom, Inc. *	46,029
		289,090

Computer Hardware & Electronics - 16.25%
3,376	Apple Computer, Inc.*	77,277
1,806	Dell, Inc. *	65,016
7,758	EMC Corp. *	107,371
1,334	First Data Corp.	47,624
613	International Business Machines Corporation	54,851
2,658	Koninklijke Philips Electronics	71,341
785	Lexmark International, Inc. Class A *	57,784
5,059	Seagate Technology	116,256
1,150	Sony Corporation ADR	40,480
		638,000

Computer Services - 6.04%
1,500	SunGard Data System, Inc. *	42,075
3,000	The BISYS Group, Inc. *	42,900
1,500	Total System Services, Inc.	41,370
2,539	Yahoo, Inc. *	110,980
		237,325

E-Commerce - 1.48%
1,031	Wells Fargo & Company	58,066

Entertainment & Media - 6.20%
2,098	Comcast Corporation Cl A Special Non-Voting *	68,164
2,898	The Walt Disney Company	65,611
1,782	The News Corporation Limited ADR	63,528
1,154	Viacom, Inc. Class B	46,010
		243,313

Imaging & Graphics - 1.60%
1,288	Canon, Inc. ADR	63,047

Integrated Circuits & Semiconductors - 16.83%
2,026	Analog Devices, Inc.*	89,813
3,708	Applied Materials, Inc. *	86,508
3,031	Intel Corporation	99,871
1,343	KLA-Tencor Corp. *	76,913
1,441	Maxim Integrated Products, Inc.	71,531
4,808	Micron Technology, Inc. *	68,947
3,216	Texas Instruments Incorporated	93,007
2,337	Xilinx, Inc. *	74,246
		660,836

*Non-Income Producing Securities

The accompanying notes are an integral part of the

financial statements.

2003 Annual Report  4

LIGHT REVOLUTION FUND

Continued
Schedule of Investments
October 31, 2003

Shares	Market Value

COMMON STOCK - 98.26%

Internet - 1.93%
3,615	Cisco Systems, Inc. *	75,662

Motion Pictures - 1.68%
960	Pixar *	66,019

Retail - 3.90%
1,438	eBay, Inc. *	80,427
1,975	InterActiveCorp *	72,700
		153,127

Semiconductors - 1.57%
1,100	Qlogic Corp. *	61,655

Software - 15.76%
1,955	Adobe Systems, Inc.	85,551
962	Electronic Arts, Inc. *	95,180
656	Infosy Technologies Ltd. ADR	55,432
1,001	Intuit, Inc. *	50,150
1,847	Microsoft Corporation, Inc.	48,281
4,356	Oracle Corporation *	52,141
2,447	SAP AG ADR	89,413
1,182	Symantec Corporation *	78,780
2,018	Synopsys, Inc. *	64,011
		618,939

Telecommunications - 3.24%
3,866	China Mobile Limited ADR	54,781
5,806	Symbol Technologies, Inc.	72,517
		127,298

Wireless - 4.80%
4,453	General Motors Corporation Class H *	73,163
3,119	Nokia Corp. ADS	52,992
1,312	QUALCOMM, Inc. *	62,307
		188,462

TOTAL FOR COMMON STOCK (Cost $3,073,399) 98.26%		3,858,378

CASH AND EQUIVALENTS - 2.17%
85,476	Wisconsin Corporate Central Credit Union Variable	85,476
	Demand Note .33% (Cost $85,476)

TOTAL INVESTMENTS 100.43%		3,943,854
(Identified Cost $3,158,875)

LIABILITIES IN EXCESS of OTHER ASSETS - -0.43%		(17,035)

NET ASSETS - 100.00%		$ 3,926,819

*Non-Income Producing Securities

The accompanying notes are an integral part of the

financial statements.

2003 Annual Report  5

LIGHT REVOLUTION FUND

Statement of Assets and Liabilities
October 31, 2003

Assets:
Investment Securities at Market Value	$ 3,943,854
(Identified Cost $3,158,875)
Cash	1,764
Receivables:
Dividends and Interest	752
Prepaid Expenses	1,995
Total Assets	3,948,365
Liabilities:
Accrued Management Fees	1,734
Accrued Distributions Fees	186
Accrued Other Expenses	19,626
Total Liabilities	21,546
Net Assets	$ 3,926,819

Net Assets Consist of:
Paid In Capital	8,705,080
Accumulated Realized Gain (Loss) on Investments - Net	(5,563,240)
Unrealized Appreciation/(Depreciation) in Value
of Investments Based on Identified Cost - Net	784,979
Net Assets for 466,465 Shares Outstanding	$ 3,926,819

Per Share Net Asset Value, Offering Price and Redemption Price	$ 8.42

($3,926,819/466,465 shares)

The accompanying notes are an integral part of the

financial statements.

2003 Annual Report  6

LIGHT REVOLUTION FUND

Statement of Operations
For the Year ended October 31, 2003

Investment Income:
Dividends	$ 17,418
Interest	378
Total Investment Income	17,796
Expenses:
Advisory fees (Note 4)	31,661
Transfer agent and fund accounting fees	27,318
Legal fees	23,510
Custody fees	11,610
Audit fees	11,560
Distribution fees	7,942
Registration fees	6,537
Other fees	4,598
Insurance expense	1,516
Printing and postage expense	1,460
Total Expenses	127,712
Less:
Advisory fee waiver/reimbursement (Note 4)	(26,256)
Net Expenses	101,456

Net Investment Income (Loss)	(83,660)
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(604,403)
Unrealized Appreciation (Depreciation) on Investments	1,550,842
Net Realized and Unrealized Gain (Loss) on Investments	946,439

Net Increase (Decrease) in Net Assets from Operations	$ 862,779

The accompanying notes are an integral part of the

financial statements.

2003 Annual Report  7

LIGHT REVOLUTION FUND

Statements of Changes in Net Assets
October 31, 2003

	For the year	For the year
	ended	ended
	10/31/2003	10/31/2002
Operations:
Net investment income (loss)	$ (83,660)	$ (147,696)
Net realized gain (loss) on investment transactions	(604,403)	(2,785,732)
Net unrealized appreciation (depreciation) on investments	1,550,842	1,046,171
Net increase (decrease) in net assets resulting from operations	862,779	(1,887,257)
Dividends and Distributions to Shareholders From:
Net investment income distribution	0	0
Capital gain distribution	0	0
Net Decrease from Distributions	0	0
Capital Share Transactions:
Proceeds from shares sold	1,879,540	3,101,406
Reinvested dividends and distributions	0	0
Cost of shares redeemed	(1,940,839)	(3,664,476)
Net Decrease from Shareholder Activity	(61,299)	(563,070)

Net Assets:
Net increase (decrease) in net assets	801,480	(2,450,327)
Beginning of year	3,125,339	5,575,666
End of year
	$ 3,926,819	$ 3,125,339

Share Transactions:
Shares sold	273,883	341,701
Shares issued on reinvestment of dividends	0	0
Shares redeemed	(301,644)	(506,632)
Net increase (decrease) in shares	(27,761)	(164,931)
Outstanding at beginning of period	494,226	659,157
Outstanding at end of period	466,465	494,226

The accompanying notes are an integral part of the

financial statements.

2003 Annual Report  8

LIGHT REVOLUTION FUND

Financial Highlights
October 31, 2003
Selected data for a share outstanding throughout the period.

	For the Year	For the Year	For the Year		For the Year		For the Period
	Ended	Ended	Ended		Ended		Ended
	10/31/ 2003	10/31/ 2002	10/31/ 2001		10/31/ 2000		10/31/ 1999 *

Net Asset Value at Beginning of Period	$ 6.32	$ 8.46	$ 15.25		$ 11.39		$ 10.00
Net Investment Loss	(0.19)	(0.21)	(0.14)		(0.06)		(0.04)
Net Gains or Losses on Securities	2.29	(1.93)	(6.35)		3.92		1.43
(Realized and Unrealized)
Total from Investment Operations	2.10	(2.14)	(6.49)		3.86		1.39

Dividends (From Net Investment Income)	0.00	0.00	(0.19)		0.00		0.00
Distributions (From Capital Gains)	0.00	0.00	(0.11)		0.00		0.00
Total Distributions	0.00	0.00	(0.30)		0.00		0.00

Net Asset Value at End of Period	$ 8.42	$ 6.32	$ 8.46		$ 15.25		$ 11.39

Total Return	33.23%	(25.30)%	(43.25)%	†	33.89%	†	13.90%	- †

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,927	$ 3,125	$ 5,576		$ 9,161		$ 1,448
Ratio of Expenses to Average Net Assets	4.02%	4.38%	3.98%		5.21%		20.74%	+
before reimbursement
Ratio of Net Investment Loss to Average	(3.46)%	(3.77)%	(3.35)%		(3.99)%		(19.85)%	+
Net Assets before reimbursement
Ratio of Expenses to Average Net Assets	3.19%	3.27%	2.00%		2.00%		2.00%	+
after reimbursement
Ratio of Net Investment Loss to Average	(2.63)%	(2.66)%	(1.37)%		(0.78)%		(1.11)%	+
Net Assets after reimbursement
Portfolio Turnover Rate	109.39%	73.35%	50.65%		17.49%		0.00%	+

* Commencement of Operations June 29, 1999
+ Annualized
- Not Annualized
† The total return calculation does not reflect the maximum sales charge discontinued February 8, 2002 of 4.75%.

The accompanying notes are an integral part of the

financial statements.

2003 Annual Report  9

LIGHT REVOLUTION FUND

Notes to Financial Statements

October 31, 2003

Note 1. Organization

The Light Revolution Fund, Inc. (the "Corporation") was organized as a Maryland corporation on October 21, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  The series presently authorized is the Light Revolution Fund (the "Fund").  Pursuant to the 1940 Act, the Fund is a "diversified" series of the Corporation and has an investment objective of capital appreciation.  The Fund commenced operations on June 29, 1999.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Investment Valuation

The Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price during regular trading on the day the valuation is made using nationally recognized pricing services.  Securities which are listed on an exchange but which are not traded on the valuation date are valued at the average of the most recent bid and asked prices.  Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price.  Debt securities are valued at the latest bid prices furnished by a pricing service.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Corporation.  Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

Distributions to Shareholders

Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.

Federal Income Taxes

The Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, a provision for federal income taxes or excise taxes has not been made.

At October 31, 2003 the Fund had a net realized capital loss carryforward of $5,266,171 of which $1,550,331 expires in 2009, $3,278,640 expires in 2010 and $437,200 expires in 2011.  To the extent that the Fund realizes future net capital gains, taxable distributions to its respective shareholders will be offset by any unused capital loss carryforward.

2003 Annual Report  10

LIGHT REVOLUTION FUND

Notes to Financial Statements - October 31, 2003 (Continued)

Foreign Securities

The Fund may invest in foreign securities.  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments.  Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than securities of comparable U.S. companies and the U.S. Government.

Foreign Currency Translation

Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates.  Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.  The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

Other

Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. General accepted accounting principals require that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in-capital.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3. Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended October 31, 2003, were as follows:

Purchases

Sales

U.S. Government

$            -

$            -

Other

$3,362,838

$3,517,025

At October 31, 2003, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Appreciation

$   851,384

(Depreciation)

   (363,474)

Net appreciation of investments

   $487,910

At October 31, 2003, the cost of investments for federal income tax purposes was $3,455,944.  The difference between book cost and tax cost represents wash sales in the amount of $297,069.

Note 4. Agreements

The Corporation has entered into an Investment Advisory Agreement with Light Index Investment Company (the "Investment Adviser").  Pursuant to its advisory agreement with the Corporation, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets. For the year ended October 31, 2003, the Adviser earned $31,661.  The President of the Investment Adviser is also a Director of the Fund.

2003 Annual Report  11

LIGHT REVOLUTION FUND

Notes to Financial Statements - October 31, 2003 (Continued)

The Investment Adviser had agreed to voluntarily waive its advisory fee and/or reimburse the Fund's other expenses during the period of November 1, 2002 through July 9, 2003. Accordingly, for the year ended October 31, 2003, the Investment Adviser waived advisory fees and reimbursed other Fund expenses in the amount of $26,256.  Prior to that, the Investment Adviser had contractually agreed to waive all or a portion of its fees and/or reimburse expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.00%.  Effective March 31, 2002, the Investment Adviser terminated this agreement.  The Investment Adviser is entitled to recoup such amounts for a period of up to three years following the fiscal year in which the Investment Adviser reduced its compensation or assumed expenses for the Fund, provided that the total operating expenses including this recoupment do not exceed the established cap on expenses for that year.      Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

Year of Expiration

     Recoverable Amount

      10/31/04

$109,106

      10/31/05

$61,684

The Fund retains Mutual Shareholder Services ("MSS") to act as the Fund's transfer agent and fund accountant.  For the year ended October 31, 2003, MSS received fees of $27,318 from the Fund for these services provided to the Fund.  An officer of the Fund is also the owner and an officer of MSS.

Effective January 1, 2001, Quasar Distributors, LLC (the "Distributor") serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation.  The Corporation, on behalf of the Fund, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes the Fund to pay the Distributor (and others that have entered into related agreements under the 12b-1 Plan) a distribution fee at an annual rate of up to 0.25% of the average daily net assets of the Fund.  Total 12b-1 fees accrued for the year were $7,942. Payments under the 12b-1 Plan are used to reimburse the recipient for services provided and expenses incurred in connection with the sale of the Fund's shares.

Note 5. Distributions to Shareholders

There were no distributions paid during the fiscal years 2003 and 2002.  As of October 31, 2003 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income (accumulated losses)

  ($0)

Undistributed Long Term Capital Gain (accumulated losses)

($5,266,171)

Unrealized Appreciation / (Depreciation)

    $487,910

($4,778,261)

The difference between book basis and the tax basis of unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Note 6. Related Party Disclosures

Beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2003, James Milgard was owner of 50.00% of the Fund.  Certain officers and directors of Light Index Investment Company are also officers and Directors of the Fund.

2003 Annual Report  12

LIGHT REVOLUTION FUND

McCurdy & Associates

27955 Clemens Road

CPA’s, Inc.

Westlake, Ohio 44145-1121

CERTIFIED PUBLIC ACCOUNTANTS

Phone: (440) 835-8500

Fax : (440) 835-1093

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and

Board of Directors

Light Revolution Fund:

We have audited the accompanying statement of assets and liabilities of Light Revolution Fund, including the schedule of portfolio investments, as of October 31, 2003,  and the related statement of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period of June 29, 1999 (commencement of operations) through October 31, 1999.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of investments and cash owned as of October 31, 2003, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Light Revolution Fund as of October 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended,  and for the period of June 29, 1999 (commencement of operations) through October 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

/s/ McCurdy & Associates

McCurdy & Associates CPA's, Inc.

Westlake, Ohio

November 7, 2003

2003 Annual Report  14

LIGHT REVOLUTION FUND

DIRECTORS AND OFFICERS

Under the laws of the State of Maryland, the Board of Directors of the Corporation is responsible for managing its business and affairs.  The directors and officers of the Corporation, together with information as to their principal business occupations during the last five years, and other information, are shown below.  Directors who are deemed "interested persons," as defined in the 1940 Act are indicated below under the heading "Interested Directors."  Directors who are not deemed to be "interested persons" are indicated below under the heading "Independent Directors."  There are no standing committees of the Corporation.

Interested Directors
Name Address*, and Age	Position with the Corporation	Term of Office** And Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held by Trustee or Officer
Henry Hewitt (49)	President and Director***	Since 1999

Mr. Hewitt serves as President, Chief Executive Officer and a Director of the Adviser, and as President and a Director of the Corporation and has served in those capacities since 1999.  He is responsible for the day-to-day management of the Fund.  An Oxford graduate, he began working in the securities business in 1985 as a broker for Merrill Lynch.  The Adviser has been a registered investment adviser since 1993 and has published a monthly newsletter called The Light Revolution Herald since September 1993.  The Light Revolution Herald examines current technological and financial developments surrounding the companies which are included in the Light Index.

				1	None

*

The address of each director and officer is Light Investment Company, 704 Court A, Tacoma, Washington 92402.

**

There is no set term for Directors and Officers of the Corporation.

***

Mr. Hewitt is deemed an “interested person”, as defined in the 1940 Act, due to his affiliation to the Adviser.

Independent Directors
Name Address*, and Age	Position with the Corporation	Term of Office** And Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held by Trustee or Officer
Tamsin Taylor (58)	Director	Since 2000	An independent consultant, Ms. Taylor has also been a director of Laird Norton Financial Group/Trust Co., a non-bank trust company, since 1984.	1	None
Thomas O'Rourke (41)	Director	Since 2003	President of Amid Technologies, a software development company, since 2001. Director at NBBJ Architecture (2000-2001). President/CEO of Ark Interface, Inc. (1989-1999).	1	None

*

The address of each director and officer is Light Investment Company, 704 Court A, Tacoma, Washington 92402.

**

There is no set term for Directors and Officers of the Corporation.

2003 Annual Report  13

Shares of the Light Revolution Fund are distributed by an independent third party, Quasar Distributors, LLC.  This report has been prepared for the general information of Light Revolution Fund shareholders.  It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.  The Fund's prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund.  Please read the prospectus carefully before investing or sending money.

[GRAPHIC OMITTED]

LIGHT REVOLUTION FUND

704 Court A

Tacoma, Washington  98402

Fund:  1.888.463.3957

Fund Adviser:  1.888.544.4889

Item 2.  Code of Ethics.  The Registrant adopted a Code of Ethics for Principal Executives and Senior Financial Officers on June 13, 2003, a copy of which is filed herewith as an exhibit pursuant to Item 10(a)(1).

Item 3.  Audit Committee Financial Expert. The Registrant's audit committee, consisting of all of the Registrant's disinterested directors, met in December 2003 and determined that it does not have an audit committee financial expert since none of the committee members meet the requirements to so qualify. It is expected that the Board of Directors will make a determination consistent with the audit committee determination at the Board meeting following the filing of this report in January 2004.

Item 4.  Principal Accountant Fees and Services.  Not applicable.

Item 5.  Audit Committee of Listed Companies.  Not applicable.

Item 6.  Reserved.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Reserved.

Item 9.  Controls and Procedures.

(a)

The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940, as amended, have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such terms are defined in such rule), which was conducted within 90 days of the filing date, that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.  Exhibits.

(a) Not applicable.

(b) Certifications required by Item 10(b) of Form N-CSR are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Light Revolution Fund, Inc.

By /s/ Henry Hewitt

     Henry Hewitt

     President and Director

Date 1/8/04

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Henry Hewitt

     Henry Hewitt

     President and Director

Date 1/8/04

By /s/ Henry Hewitt

     Henry Hewitt

     Chief Financial Officer and Director

Date 1/8/04